THIRD AMENDED AND RESTATED BY-LAWS
OF
GREIF, INC.

.

TABLE OF CONTENTS

i

ii

THIRD AMENDED AND RESTATED BY-LAWS
OF
GREIF, INC

(as of August 31, 2021)

ARTICLE I

Meetings of Stockholders
Section 1.1.    Annual Meetings. The annual meeting of stockholders shall be held at such time, on such date and at such place (if any) during the first six months of each fiscal year as shall be determined by the Board of Directors (the “Board of Directors”) of Greif, Inc. (the “Corporation”) and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting. Any meeting of stockholders as to which notice has been given may be postponed by the Board of Directors upon public announcement given before the date previously scheduled for such meeting.
Section 1.2.    Special Meetings. Special meetings of the stockholders may be called only by the Chairman of the Board of Directors (the “Chairman of the Board”), the Chief Executive Officer, the directors by acting at a meeting, a majority of the directors acting without a meeting, or the holders of shares entitling them to exercise not less than thirty-three percent (33%) of the voting power of the Corporation entitled to vote thereat. Calls for such meetings shall specify the purposes thereof. No business other than that specified in the call shall be considered at any special meeting.
Section 1.3.    Notices of Meetings. Written notice of each annual or special meeting of stockholders stating the date, time, place (if any), and the purposes thereof shall be given by personal delivery or by mail to each stockholder of record entitled to vote at or entitled to notice of the meeting, not more than sixty (60) days nor less than ten (10) days before any such meeting, unless waived or otherwise required by the General Corporate Law of the State of Delaware (“DGCL”). If mailed, such notice shall be directed to the stockholder at such stockholder’s address as the same appears upon the records of the Corporation. Any stockholder, either before or after any meeting, may waive any notice required to be given by DGCL or under these By-Laws.
Section 1.4.    Place of Meetings. Meetings of stockholders shall be held in Delaware County, Ohio, at the principal office of the Corporation unless the Board of Directors determines that a meeting shall be held at some other place within or without the State of Delaware, or determines that a meeting shall not be held at any place but rather by means of remote communication and causes the notice thereof to so state.
Section 1.5.    Quorum. The holders of shares entitling them to exercise a majority of the voting power of the Corporation entitled to vote at any stockholders meeting, present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at such stockholders meeting; except as otherwise provided by DGCL, by the Corporation’s certificate of incorporation (the “Certificate of Incorporation”) or these By-Laws. If, however, such quorum is not present or represented by proxy at any meeting of stockholders, then either (a) the chairperson of the meeting, or (b) the holders of a majority of the voting shares represented at a meeting, may adjourn such meeting from time to time, until a quorum shall be present.
Section 1.6.    Record Date. The Board of Directors may fix a record date for any lawful purpose, including without limiting the generality of the foregoing, the determination of stockholders entitled to (i) receive notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any dividend or other distribution or allotment of any rights, (iii) receive or exercise rights of purchase or of subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall be not more than sixty (60) days nor less than ten (10) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be. If no record date is fixed by the Board of Directors for the determination of stockholders who are entitled to notice of, or who are entitled to vote at, a meeting of stockholders, the record date shall be the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held, as the case may be.
Section 1.7.    Proxies. A stockholder may authorize another person or persons who is entitled to attend a stockholders’ meeting to act for such stockholder by proxy to vote thereat, or to execute consents, waivers or releases, and exercise any of such stockholders’ other rights, by proxy or proxies appointed by a writing signed by such person.
Section 1.8.    Advance Notice of Business. At any annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto), (b) properly brought by or at the direction of the Board of Directors, or (c) properly brought by any stockholder of the Corporation (i) who is a stockholder of record on the date of giving of the notice provided for in this Section 1.8, (ii) who shall be entitled to vote at such meeting, and (iii) who complies with the notice procedures set forth in this Section 1.8.

For business to be properly brought before an annual meeting of stockholders, the stockholder must, in addition to any other applicable requirements under DGCL, have given timely notice thereof in proper written form to the secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. For these purposes, business includes a proposal to nominate persons for election to the Board of Directors and only persons who are nominated in accordance with this Section 1.8 shall be eligible for election as a director of the Corporation.

To be timely, a stockholder’s notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation on a date not later than the close of business on the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first. The public disclosure of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 1.8.

To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the text of the proposal or business and the reasons for conducting such business at the annual meeting, (b) the name and record address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business specified in the notice before the meeting, (f) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee, (iv) a description of all arrangements or understandings between the stockholder and each nominee and (g) any other information that is required to be provided by the stockholder pursuant to Regulations 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, in order to include information with respect to any stockholder proposals in the Corporation’s proxy statement and form of proxy for a stockholder’s meeting, the stockholder must provide notice as required by, and otherwise comply with the requirements of the Exchange Act and these By-Laws. No business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 1.8. The chairperson of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of these By-Laws, and if so determined, the chairperson of the meeting shall so declare that such business not properly brought before the meeting shall not be transacted. In addition to the foregoing, unless otherwise required by DGCL, if the stockholder does not appear at the annual meeting of stockholders of the Corporation to present such proposed business, including a director nomination, shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Section 1.9.    Vote Required. Any matter submitted to the stockholders at a meeting at which a quorum is present shall be decided by the vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation entitled to vote thereat, represented in person or by proxy, unless the matter is one upon which a different vote is required by Section 2.2, or otherwise required by DGCL, the Certificate of Incorporation or these By-Laws, in which case such express provision shall govern and control the decision of such matter.
Section 1.10.    Voting Rights. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

ARTICLE II

Directors and Board Meetings

Section 2.1.    Number of Directors. The number of directors of the Corporation shall be no less than eight (8) and no more than thirteen (13), with the exact number to be determined from time to time by resolution duly approved by the Board of Directors.
Section 2.2.    Election of Directors. Directors shall be elected at the annual meeting of stockholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any stockholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting. At each meeting of stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes shall be elected directors. The Chairman of the Board must be a director and shall be elected by the Board of Directors.
Section 2.3.    Term of Office. Each director shall hold office until the annual meeting next succeeding such election and until such director’s successor is elected and qualified, or until such director’s earlier resignation, removal from office or death.
Section 2.4.    Removal. All the directors or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the stock entitled to vote in the election of directors. In case of any such removal, a new director may be elected at the same meeting for the remainder of the unexpired term of each director removed.
Section 2.5.    Vacancies. If a vacancy occurs on the Board of Directors, the Board of Directors may fill the vacancy by a majority vote of the remaining directors then in office, even if less than a quorum until an election to fill such vacancies is had. Stockholders entitled to elect directors shall have the right to fill any vacancy on the Board of Directors (whether the same has been temporarily filled by the remaining directors or not) at any special meeting of the stockholders called for that purpose, and any directors elected at any such meeting of stockholders shall serve until the next annual election of directors and until their successors are elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by DGCL.
Section 2.6.    Quorum and Transaction of Business. At all meetings of the Board of Directors, a majority of the elected directors shall constitute a quorum for the transaction of business. Meetings of the directors may include participation by directors through any conference telephone or similar communications equipment if all directors participating can hear each other and such participation in a meeting shall constitute presence at such meeting. Whenever less than a quorum is present at the time and place (if any) appointed for any meeting of the Board of Directors, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. The act of not less than a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 2.7.    Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and place (if any), within or without the State of Delaware, as the Board of Directors may, from time to time determine, but no further notice of such regular meeting need be given.
Section 2.8.    Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Executive Chairman, the Chief Executive Officer, or any two members of the Board of Directors, and shall be held at such time and place (if any), within or without the State of Delaware, as may be specified in such call.
Section 2.9.    Notice of Special Meetings. Notice of the time and place (if any) of each special meeting shall be given to each director by the Secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to participate in the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if the notice is given by personal delivery, United States mail, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the facsimile transmission number at which the director has consented to receive notice), electronic mail (directed to the electronic mail address at which the director has consented to receive notice), or other form of electronic transmission pursuant to which the director has consented to receive notice. If the notice is mailed, it shall be deposited in the United States mail at least four (4) calendar days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, electronic mail, telephone or other form of electronic transmission pursuant to which the director has consented to receive notice, it shall be delivered at least twenty-four (24) hours before the time of such meeting.
Section 2.10.    Compensation. The directors who are not employees of the Corporation shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the Board of Directors, and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or other function, in the Board of Director’s discretion. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any Committee may by resolution of the Board of Directors be allowed such compensation for their services as the Board of Directors may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

ARTICLE III

Committees
Section 3.1.    Committees of Directors. The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Stock Repurchase Committee, and may from time to time establish additional committees or subcommittees (the “Committees”) consisting of one or more directors, the members of which shall be elected by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such Committee. Each such Committee shall have such powers and perform such duties as shall be delegated to it by the Board of Directors. If the Board of Directors does not designate a chairperson of such Committee, the members of such Committee shall elect one of its members to be a chairperson. Each Committee shall keep full records and accounts of its proceedings and transactions. All actions by each Committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board of Directors, provided that no rights of third persons shall be prejudicially affected thereby.
Section 3.2.    Meeting Procedures. Subject to the provisions of these By-Laws, each Committee shall fix its own rules of procedure, respectively, and shall meet as provided by such rules or by resolutions of the Board of Directors, and each such Committee shall also meet at the call of the Chairman of the Board, Executive Chair, the Chief Executive Officer, the chairperson of such Committee or any two members of such Committee. Unless otherwise provided by such rules or by such resolutions, the provisions of Section 2.6 (quorum), Section 2.7 (regular meeting) Section 2.8 (special meeting), Section 2.9 (notice) and Section 2.10 (action without a meeting) shall apply to meetings of the Committees, mutatis mutandis. A majority of the elected members of a Committee shall be necessary to constitute a quorum at a meeting of such Committee. Each Committee may act in a writing, or by telephone with written confirmation, without a meeting, but no such action of such Committee shall be effective unless concurred in by all members of the Committee.

ARTICLE IV

Officers
Section 4.1.    Officers and Titles. The officers of the Corporation shall be a Chief Executive Officer, a Chief Financial Officer, one or more vice presidents, a secretary, and a treasurer. In addition to the officers mentioned in the preceding sentence, the Corporation may have such other officers as the Board of Directors may deem necessary and may elect or appoint, each of whom shall hold office for such period, have such authority, and perform such duties as may be determined by the Board of Directors from time to time. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by DGCL, the Certificate of Incorporation, or these By-Laws to be executed, acknowledged, or verified by two or more officers.
Section 4.2.    Election and Terms of Office. The officers shall be elected by the Board of Directors. Each officer shall be elected for an indeterminate term and shall hold office at the pleasure of the Board of Directors. The Board of Directors may hold annual elections of officers; in that event, each such officer shall hold office until a successor for such person is elected and qualified by the Board of Directors or until such officer’s earlier death, resignation, retirement, disqualification, or removal from office by the Board of Directors. The Executive Chairman, if one is elected, shall be a director.
Section 4.3.    Removal. Any officer may be removed, either with or without cause, at any time, by the Board of Directors. Any officer appointed by an officer or Committee to which the Board of Directors shall have delegated the power of appointment may be removed, either with or without cause, by the Committee or superior officer (including successors) who made the appointment, or by any Committee or officer upon whom such power of removal may be conferred by the Board of Directors.
Section 4.4    Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Executive Chairman, the Chief Executive Officer, or the secretary. Any such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 4.5.    Vacancies. A vacancy in any office because of death, resignation, removal, retirement, disqualification, or otherwise, shall be filled in the manner prescribed for regular appointments or elections to such office.
Section 4.6.    Powers, Authority, and Duties of Officers. Officers of the Corporation shall have the powers and authority conferred and the duties prescribed by DGCL, in addition to those specified or provided for in these By-Laws and, in the case of the Chairman of the Board, Executive Chairman, or Chief Executive Officer, such other powers, authority, and duties as may be determined by the Board of Directors from time to time, and in the case of all other officers, such other powers, authority, and duties as may be determined by the Chief Executive Officer from time to time.

ARTICLE V

Indemnification
Section 5.1.    Indemnification in Non-Derivative Actions. To the fullest extent permitted by DGCL, the Corporation shall indemnify and hold harmless any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), other than an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, other enterprise, or nonprofit entity, including service with respect to an employee benefit plan, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) actually and reasonably incurred by such person in connection with such Proceeding.
Section 5.2.    Indemnification in Derivative Actions. The Corporation shall indemnify and hold harmless to the fullest extent permitted by DGCL, any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, other enterprise, or nonprofit entity, including service with respect to an employee benefit plan, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of such person’s duties to the Corporation, unless, and only to the extent that the Court of Chancery, or the court in which such Proceeding was brought, shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.
Section 5.3    Good Faith Defined. To the fullest extent permitted by DGCL, if a person acted in good faith and in a manner such a person reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any Proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any Proceeding, had reasonable cause to believe that such person’s conduct was unlawful. The provisions of this Section 5.3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 5.1 or 5.2 of this Article V, as the case may be.
Section 5.4.    Indemnification as Matter of Right. To the extent that a director, officer, employee, or agent has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 5.1 and 5.2 of this Article V, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Section 5.5.    Determination of Conduct. Any indemnification under Sections 5.1 and 5.2 of this Article V, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 5.1 and 5.2, as the case may be, of this Article V. Such determination shall be made (a) by a majority vote of those directors of the Corporation who are not parties to such Proceeding, or (b) if such a quorum is not obtainable or if a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (c) by the stockholders.
Section 5.6.    Advance Payment of Expenses. Expenses incurred in defending any Proceeding may be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount, if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article V.
Section 5.7.    Nonexclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 5.1 and 5.2 of this Article V shall be made to the fullest extent permitted by DGCL.
Section 5.8.    Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or obligation to indemnify such person against such liability under the provisions of this Article V or the provisions of the DGCL.
Section 5.9.    Meaning of Certain Terms. For purposes of this Article V, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director, officer, employee or agent of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to employee benefit plans, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.
Section 5.10.    Continuation of Indemnification and Advancement of Expenses. The rights indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VI

General Matters
Section 6.1.    Stock Certificates. Except as provided in Section 6.2 hereof, certificates for shares, certifying the number of fully paid shares owned, shall be issued to each stockholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer; provided however, that if such certificates are countersigned by a transfer agent or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer who has signed, or whose facsimile signature shall have been used, printed or stamped upon any certificate, shall have ceased to be such officer before such certificate is issued, such certificate shall nevertheless be conclusively deemed to have been issued by the Corporation with the same effect as if such officer had not ceased to be an officer of the Corporation.
Section 6.2.    Uncertificated Shares. The Board of Directors, may provide by resolution that some or all of any or all classes and series of shares of the Corporation shall be uncertificated shares, provided that the resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation and the resolution shall not apply to a certificated security issued in exchange for an uncertificated security. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner of the shares a written notice containing the information required to be set forth or stated on share certificates in accordance with DGCL. Except as expressly provided by DGCL, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Notwithstanding the foregoing provisions of this Section 6.2, a stockholder of record shall at all times have the right to receive one or more certificates for some or all of the shares held of record by such stockholder in accordance with Section 6.1 hereof by making a written request therefor to the Corporation or any transfer agent for the applicable class of shares, accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness of such request; provided, however, that stockholders holding shares of the Corporation under one or more of the Corporation’s benefit plans for officers, directors and/or employees shall have no such right to have certificates issued unless such a right is provided for under the applicable benefit plan or otherwise ordered by the Board of Directors or a Committee thereof.
Section 6.3.    Registration of Transfer. Any certificate for shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent thereof (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement. Any uncertificated shares of the Corporation shall be transferable in person or by attorney upon written request in form and substance acceptable to the Corporation or any transfer agent for the applicable class of shares, accompanied by a duly endorsed stock power and/or such other assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness thereof.
Section 6.4.    Lost, Destroyed or Stolen Certificates. Subject to the provisions of Section 6.2 hereof, a new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (i) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of that fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (ii) the furnishing to the Corporation of indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.
Section 6.5.    Registered Stockholders. A person in whose name shares are of record on the books of the Corporation, whether such shares are evidenced by a certificate or are uncertificated, shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.
Section 6.6    Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 6.6.
Section 6.7.    Forum for Federal Securities Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Section 6.7.
Section 6.8    Fiscal Year. The fiscal year of the Corporation shall end on October 31 or such other date as may be fixed from time to time by the Board of Directors.
Section 6.9    Seal. The Board of Directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the Board of Directors, duplicate seals may be provided and kept for the purposes of the Corporation.
Section 6.10     Amendments. The Board of Directors, by a majority vote of the authorized number of directors, shall have the power to adopt, amend, alter or repeal these By-Laws. In addition, these By-Laws may be adopted, amended, altered or repealed by a vote of holders of shares entitling them to exercise a majority of the voting power of the Corporation entitled to vote at any stockholder meeting.
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